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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------



      Date of Report (Date of earliest event reported): April 27, 2001


                        EuroTelecom Communications, Inc.
             (Exact name of registrant as specified in its charter)



       Delaware                                                 87-0409699
-------------------------                                 ---------------------
(State or other jurisdic-                                   (I.R.S. Employer
 tion of incorporation or                                  Identification No.)
 organization)


                                     0-27673
                            (Commission File Number)


Farfield Park, Wath Upon Dearne, South Yorkshire, England S63 5BD
(Address of principal executive offices)         (U.K.Postal Code)
------------------------------------------------------------------


Registrant's telephone number, including area code: 011 44 1709 874 600
                                                    -------------------




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Item 5.  Other Events - Directorate
-----------------------------------

On April 27, 2001, EuroTelcom Communications, Inc. issued the press release attached hereto as Exhibit 100.



Item 7.  Financial Statements & Exhibits : Special Investigative Committee
--------------------------------------------------------------------------

Exhibit 100 Press Release, dated April 27, 2001.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 27, 2001


                                      EUROTELECOM COMMUNICATIONS, INC.
                                      (Registrant)



                                      By: /s/ Graham Ford
                                          -----------------------------
                                          Name:  Graham Ford
                                          Title: Chief Operating Officer





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                                  EXHIBIT INDEX
                                  -------------


Exhibit
  No.             Description
  ---             -----------

99                Press Release, dated April 27, 2001.